SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date Of Report (Date Of Earliest Event Reported) March 7, 2001
                                                          -------------

                                AUTONATION, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

       DELAWARE                        1-13107                   73-1105145
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(State Or Other Jurisdiction        (Commission                (IRS Employer
    Of Incorporation)               File Number)             Identification No.)


                               110 S.E. 6th Street
                          Ft. Lauderdale, Florida 33301
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          (Address Of Principal Executive Offices, Including Zip Code)

        Registrant's Telephone Number, Including Area Code (954) 769-6000
                                                           --------------

              ----------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)



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ITEM 9.           REGULATION FD DISCLOSURE


Management Presentation
-----------------------

On March 7, 2001, certain members of our senior management are scheduled to make a presentation regarding our long-term business strategy and earnings targets at the 24th Annual Merrill Lynch Retailing and E-tailing Leaders Conference.

During the presentation at the conference, management will reiterate our goal to achieve earnings per share from continuing operations in the range of $0.85 to $0.90 in 2001 based on, among other assumptions, an expected drop in new vehicle demand in the United States of approximately 10% in 2001. In addition, our management will disclose our target for earnings per share growth of approximately 10% to 12% annually during the three year period beginning in 2002 based on, among other assumptions, flat new vehicle demand in the United States during this time period.

Forward Looking Statement Disclosure
------------------------------------

The statements and information contained in this Current Report on Form 8-K, and certain statements and information that we intend to make or provide during the conference or otherwise from time to time, constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Our forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Therefore, we strongly encourage existing and prospective investors to review the risks, uncertainties and other factors contained in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 1999 and our subsequently available filings with the Securities and Exchange Commission. Our forward-looking statements speak only as of the date and time when made, and we undertake no duty or obligation to update or revise our forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AUTONATION, INC.
                                       ------------------
                                                (Registrant)

                                       By       /s/ Jonathan P. Ferrando
                                         -------------------------------
                                                Jonathan P. Ferrando
                                                Senior Vice President,
                                                General Counsel and Secretary

Dated: March 7, 2001